AmericanWest Bancorporation

NASDAQ:AWBC

D.A. DAVIDSON & CO.
10TH Annual Financial Services Conference
Seattle, Washington • May 7, 2008

Robert M. Daugherty
President & CEO

Exhibit 99.1

PSLA Disclaimer
This presentation includes forward-looking statements which
AmericanWest intends to be covered by the safe harbor
provisions of the Private Securities Litigation Act of 1995.
These forward-looking statements describe management’s
expectations regarding future events.
Future events are difficult to predict and subject to risk and uncertainty which could cause actual results to differ
materially and adversely. Additional information regarding
risks and uncertainties is included in AmericanWest’s periodic filings on Forms 10-K and 10-Q with the Securities and
Exchange Commission. AmericanWest undertakes no
obligation to revise or amend any forward-looking
statements to reflect subsequent events or circumstances.

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Overview
$2.1 billion single-bank holding company
based in Spokane, Washington
Traded on NASDAQ Global Select Market
under symbol “AWBC”
Market Capitalization of $73 million as of
April 28, 2008
Operates 64 full-service financial centers
offices throughout Eastern/Central
Washington, Northern Idaho and Utah
Unique Inner Mountain region community bank
franchise

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

AmericanWest Bank
WASHINGTON
IDAHO
UTAH
FAR WEST BANK

Market opportunities
Many key AWBC markets have excellent
long-term growth prospects that will
provide a foundation for future growth
despite current cyclical challenges
MSA # Branches 2000 - 2007 2007 - 2012
Provo-Orem, UT 8 29.9% 21.1%
Kennewick-Pasco-Richland, WA 4 22.8% 16.4%
Moses Lake, WA 2 10.9% 7.4%
Spokane, WA 10 8.6% 5.1%
Coeur d'Alene, ID 2 26.1% 20.3%
Salt Lake City, UT 3 10.8% 7.4%
Weighted average MSA (13) 49 15.1% 9.7%
National average 8.9% 6.3%
Source:  SNL Financial
Population Growth %

Markets – Utah Expansion
Niche opportunity for a larger service focused community bank given current competitive composition in Utah banking market
New financial center opened in Salt Lake City financial district in Q4 2007
Utah Deposits as of June 30, 2007
*
Deposits in millions
Number
of Banks
Total
Deposits
Deposit
%
Average
Deposits
National/Regional 8 36,505 82% 4,563
Community 42 7,889 18% 187
50 44,394 100%
*
Excludes $137 billion of brokerage/specialty deposits. Source: FDIC.

NASDAQ: AWBC
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AmericanWest Bancorporation

Strategic Initiatives – Mortgage Lending
Recent results include:
Q1 2008 mortgage revenue of $862,000 comparable
to Q4 2007 and 150% above Q1 2007 level
145% increase in mortgage lending staff since Q1 2007
April mortgage revenues over $500,000
12 lenders hired in past 90 days, with 8+ average years of
experience
Consumer construction loan product with secondary
market take-out are fully underwritten to secondary
market standards
Substantially all permanent mortgage loans sold on a
servicing-released basis
Only 3 of 144 loans on non-accrual status as of
March 31, with no delinquent loans

NASDAQ: AWBC
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AmericanWest Bancorporation

Strategic Initiatives – SBA/C&I Lending
SBA lending group formed in Q2 2007
Over 90% of 2007 volume produced in Q3-4
Q1 2008 production was 40% of full-year 2007 level
New SBA Lending Manager hired in April 2008,
with over 20 years of experience
Bank-wide referral incentive program
Salt Lake City C&I lending group formed in Q1
2007 with opening of Walker Center LPO
Over $40MM of C&I loan production generated by the
Walker Center and South Jordan LPOs in 2007
Total annualized C&I loan growth rate of 19% for the
second half of 2007

Strategic Initiatives Corporate Cash Management and Deposit Service
New Director of Cash Management Services hired in
Q4 2007 with over 20 years of experience.
14 new cash management clients added in Q1 2008
28 new client remote deposit capture installations in
Q1 2008, up 33% over Q4 2007
Analysis fee revenue for April 2008 of $85,000, up 95%
over year ago level
1,800 new debit cards added in Q1 2008, increasing
penetration rate to 53%
April debit card revenue up $47,000, or 21% over
prior year level

Tactical Focus – Expense Control
Recently initiated expense management initiatives
include:
Consolidation of lending support functions completed in
January 2008, resulting in net annualized staff savings of
$450,000
Utilization of new financial center staffing models
expected to reduce FTE count by 35 during Q2, or $1MM
in pre-tax savings (excluding severance costs)
Targeted other staff reduction annualized savings of
$1MM  (excluding severance costs) to be identified by end
of Q2 2008
Evaluation of financial centers is ongoing and has resulted
in the decision to close an under-performing financial
center in Walla Walla, WA
Evaluating the sale/leaseback and consolidation of excess
and administrative support office space

NASDAQ: AWBC
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AmericanWest Bancorporation

Tactical Focus – Asset Quality and Loan Workouts
AWBC has had a dedicated special assets group
since 2004 and has a demonstrated ability resolve
and/or liquidate problem credits
Additional experienced staff recently reassigned to unit
Conservative approach to classifying problem
credits, focused on cash flow and primary
repayment sources
Interest reserves and guarantees do not warrant
continuance of accrual on weak projects
No interest in holding projects on a speculative basis
Executive management meets with special assets
staff weekly to review the status of all significant
non-performing loans

Executive Management Team
Joined Years in Prior Industry
Name Title Age AWBC Industry Experience
Robert M. Daugherty President & CEO 54 Sep-04 30 Humboldt Bancorp, Draper
Bank & Trust, US Bank
Patrick J. Rusnak EVP/COO/CFO 44 Sep-06 20 Western Sierra Bancorp,
Humboldt Bancorp,  United
Community Banks, Inc.
Rick E. Shamberger EVP/CCO 46 Oct-03 20 US Bank
Nicole Sherman EVP/Retail Banking 37 Dec-04 16 Zions Bank
Robert M. Bowen EVP/Director of
Commercial Lending
Utah
54 May-06 30 US Bank
Robert A. Harris EVP/Director of
Commercial Lending
WA/ID
45 Mar-05 21 US Bank

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - March 31, 2008

TOTAL LOANS
CRE 24%
Multi-family 7%
Construction 13%
Land and development 15%
C & I 27%
Ag 7%
Home equity 4%
1st mortgage 2%
Consumer/other 1%

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - March 31, 2008

CRE

Owner Occupied 48%
Investor 52%

CRE-INVESTOR

Industrial 9%
Hospitality 11%
Residential 15%
Office 34%
Retail 31%

CRE-OWNER OCCUPIED

Office 41%
Retail 46%
Industrial 12%
Other...............1%

NASDAQ: AWBC
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Loan Portfolio Composition - March 31, 2008

CONSTRUCTION
Owner Occupied Commercial 15%
Consumer Residential 16%
Multi-Family 12%
Builder Spec 30%
Builder Custom 2%
Investor Commercial..........................25%

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - March 31, 2008

1-4 RESIDENTIAL CONSTRUCTION

Provo 25%
Salt Lake 12%
St. George 8%
Spokane 17%
Other...............38%

Performing 73%
Non-accrual 7%
Unfunded Commitment ...20%

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - March 31, 2008

BUILDER CUSTOM

Provo 11%
Salt Lake 13%
St. George 29%
Spokane................4%
Other...................43%

Performing 64%
Non-accrual 17%
Unfunded Commitment 19%

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Loan Portfolio Composition - March 31, 2008

BUILDER SPEC

Provo 32%
Salt Lake 18%
St. George 8%
Spokane 12%
Other 30%

Performing..........................74%
Non-accrual 11%
Unfunded Commitments ..15%

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - December 31, 2007

CONSUMER CONSTRUCTION

Provo 12%
Salt Lake 0%
St. George 5%
Spokane 29%
Other....................54%

Performing 71%
Non-accrual 1%
Unfunded commitment 28%

NASDAQ: AWBC
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AmericanWest Bancorporation

Loan Portfolio Composition - December 31, 2007

LAND AND DEVELOPMENT

Raw Land 19%
Residential Development 78%
Residential Lots 2%
Commercial Development 1%

Performing 84%
Non-accrual 4%
Unfunded Commitment............12%

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Loan Portfolio Composition - December 31, 2007

RESIDENTIAL DEVELOPMENT

Provo 39%
Salt Lake 7%
St. George 6%
Spokane 14%
Boise 2%
Other 32%

RAW LAND

Provo 35%
Salt Lake 6%
St. George............16%
Spokane 12%
Other.....................31%